SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Inflation Fund

The following information replaces similar disclosure contained under the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section within the summary section and the “FUND DETAILS” section of the fund’s prospectus.

Main investments. The fund invests in inflation‐indexed bonds and other fixed income securities of varying maturities issued by the US government and non‐US governments, their agencies or instrumentalities, and US and non‐US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity‐linked derivative instruments (such as commodity‐linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs).

Commodity‐linked derivative instruments are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products. The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly‐owned subsidiary (the “Subsidiary”), which shares the same portfolio management as the fund and is expected to invest mainly in commodity‐linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.

Other fixed income securities in which the fund may invest include mortgage‐backed and asset‐backed securities, floating rate debt securities, and taxable and tax‐exempt municipal bonds. Up to 10% of the fund’s total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds).

All disclosure and references in the fund’s prospectus to “Senior loans risk” and “Conflict of interest risk” are hereby deleted.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

John D. Ryan, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub‐heading of the “FUND DETAILS” section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

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Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

■	Portfolio Manager for Retail Fixed Income: New York.

■	BIS, University of Minnesota.

John D. Ryan, Director. Portfolio Manager of the fund. Began managing the fund in 2010.

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Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998‐2003.

■	Over 19 years of investment industry experience.

■	BA in Economics, University of Chicago; MBA, University of Chicago.

August 20, 2014 PROSTKR‐425

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

■	Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001‐2004.

■	Portfolio Manager: New York.

■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

August 20, 2014 PROSTKR‐425

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